                                                                    Exhibit 1.1

                          GEORGIA POWER CAPITAL, L.P.
            CUMULATIVE MONTHLY INCOME PREFERRED SECURITIES, SERIES A
              (LIQUIDATION PREFERENCE $25 PER PREFERRED SECURITY)
                                 GUARANTEED BY
                             GEORGIA POWER COMPANY


                             Underwriting Agreement


                                                            ______________, 1994


Goldman, Sachs & Co.
[INSERT NAMES OF CO-MANAGERS]
  [As Representatives of the Several Underwriters]
    c/o Goldman, Sachs & Co.
        85 Broad Street
        New York, New York 10004

Ladies and Gentlemen:

   Georgia Power Capital, L.P., a limited partnership formed under the laws of the State of Delaware (the "Partnership"), and Georgia Power Company, a Georgia corporation, as guarantor (the "Guarantor") and provider of certain Guarantor Securities (as defined below), propose, subject to the terms and conditions stated herein, that the Partnership issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of __________ limited partner interests of the Partnership of a series designated the Cumulative Monthly Income Preferred Securities, Series A (liquidation preference $25 per Preferred Security) (the "Preferred Securities"), (i) guaranteed pursuant to the Guarantee Agreement of the Guarantor (the "Guarantee"), as to the payment of dividends, to the extent the Partnership has sufficient cash on hand to permit such payment and funds legally available therefor, and as to payments on liquidation or redemption and (ii) entitled to the benefits of the Guarantor Securities (as defined below) described in the Final Supplemented Prospectus (as defined in Section 1(a) hereof) provided by the Guarantor. The proceeds from the sale of the Preferred Securities will be loaned by the Partnership to the Guarantor, such loan to be evidenced by junior subordinated debentures (the "Debentures") issued by the Guarantor pursuant to the Indenture (the "Indenture"), dated as of __________, 1994, between the Guarantor and Trust Company Bank, as trustee (the "Trustee"). The Debentures and the Guarantee are hereinafter referred to collectively as the "Guarantor Securities," and the Preferred Securities and the Guarantor Securities are hereinafter referred to collectively as the "Securities."





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   1.  Each of the Partnership and the Guarantor jointly and severally warrants and represents to, and agrees with, each of the Underwriters that:

   (a) A registration statement on Form S-3 (File No. 33-__________) in respect of the Securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, and to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Representatives for each of the other Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; the Prospectus as supplemented on __________, 1994, in the form in which it was filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such





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filing, being hereinafter called the "Preliminary Supplemented Prospectus;" and the Prospectus as amended or supplemented in final form in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus");

   (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and as of such time, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither the Partnership nor the Guarantor makes any warranty or representation to any Underwriter with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or the Guarantor by an Underwriter through you expressly for use in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus;

   (c) The Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that neither the Partnership nor the Guarantor makes any warranty or representation to any Underwriter with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or the Guarantor by an Underwriter through you expressly for use therein;

   (d) The Registration Statement, the Prospectus and, to the extent not used to confirm sales of the Securities, the





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Preliminary Supplemented Prospectus, comply, and the Final Supplemented
Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, (ii) as of the filing date thereof as to the Preliminary Supplemented Prospectus, and (iii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that neither the Guarantor nor the Partnership makes any warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act (the "Form T-1"), (B) statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Partnership or the Guarantor by an Underwriter expressly for use therein or (C) any information set forth in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus under the caption "Book-Entry-Only Issuance -- The Depository Trust Company";

   (e) The Partnership has no subsidiaries. Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus there has not been any material adverse change in the business, properties or financial condition of the Guarantor from that set forth in or contemplated by the Final Supplemented Prospectus;

   (f) The Order of the Georgia Public Service Commission approving the issuance by the Guarantor of the Debentures (the "Order") has been duly issued and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding;

   (g) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of the State of Georgia and each other jurisdiction the failure so to qualify would have a material adverse effect on the Partnership;





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   (h)   The Guarantor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business as described in the Prospectus, as amended or supplemented;

   (i) The Preferred Securities have been duly and validly authorized by the Partnership and, when issued and delivered against payment therefor as provided herein and in the Partnership Agreement (as defined below), will be validly issued, fully paid and nonassessable limited partner interests in the Partnership and will conform as to legal matters to the description thereof contained in the Final Supplemented Prospectus;

   (j) The issuance and delivery of the Debentures have been duly authorized by the Guarantor and, when the Debentures have been duly executed, authenticated, issued and delivered in accordance with this Agreement and the Indenture, the Debentures will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture; subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity; at the Time of Delivery (as defined below) the Indenture will have been duly authorized, executed and delivered and the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity; the Debentures and the Indenture conform as to legal matters to the descriptions thereof in the Final Supplemented Prospectus; and the Indenture will be substantially in the form filed as an exhibit to the Registration Statement;

   (k) The Amended and Restated Agreement of Limited Partnership of the Partnership dated the date hereof (the "Partnership Agreement") has been duly authorized by the Guarantor and constitutes a legal, valid and binding agreement of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to the effect upon the Partnership Agreement of (1) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and
(2) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law);





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   (l)   The issuance of the Guarantee has been duly authorized by the
Guarantor and, when executed and delivered by the Guarantor, will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity; and the Guarantee will conform as to legal matters to the description thereof in the Final Supplemented Prospectus;

   (m) All of the issued general partner interests of the Partnership are owned by the Guarantor and have been duly and validly authorized and validly issued, and the interest of the Guarantor is free and clear of all liens, encumbrances, equities or claims; and the Partnership is not a party to or otherwise bound by any agreement other than this Agreement, the Partnership Agreement and the agreements contemplated by the Final Supplemented Prospectus;

   (n) The Partnership is not in violation of its Certificate of Limited Partnership or the Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Partnership, and neither the execution or delivery of this Agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof, nor compliance with the terms and provisions hereof will conflict with, or result in a breach or violation of, or constitute a default under (i) its Certificate of Limited Partnership or the Partnership Agreement, or any contract, agreement or other instrument to which the Partnership is a party or by which it may be bound or (ii) any statute, order, rule or regulation applicable to the Partnership of any court or any federal or state governmental agency or body having jurisdiction over the Partnership or over any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required solely as a result of the issuance and sale or delivery by the Partnership of the Securities pursuant to this Agreement, the execution, delivery and performance by the Partnership of this Agreement, or the consummation of the transactions contemplated in this Agreement, except as set forth in Section 1(f) above and except for the SEC Order (as hereinafter defined) and the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters;





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   (o)   The consummation of the transactions herein contemplated and the performance by the Guarantor of the terms of this Agreement will not violate any of the terms, conditions or provisions of, or constitute a default under, any indenture or other contract or agreement to which the Guarantor is now a party or the charter or by-laws, as amended, of the Guarantor or any order of any court or administrative agency entered in any proceedings to which the Guarantor is now a party;

   (p) Neither the Partnership nor the Guarantor nor any of the Guarantor's other subsidiaries is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

   2. Subject to the terms and conditions herein set forth, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at a purchase price per Preferred Security of $__________, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. The Guarantor agrees to issue the Guarantor Securities concurrently with the issuance and sale of the Preferred Securities as contemplated herein.

   As the proceeds of the sale of the Preferred Securities will be loaned to the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs & Co. for the accounts of the several Underwriters, an amount equal to $__________ per Preferred Security for the Preferred Securities to be delivered by the Partnership hereunder at the Time of Delivery; provided, however, that such compensation will be an amount equal to $__________ per Preferred Security for Preferred Securities sold to certain institutions and to be delivered by the Partnership hereunder at the Time of Delivery. The Underwriters shall inform the Guarantor in writing, not later than the business day prior to the Time of Delivery, of the number of Preferred Securities sold to such institutions.

   3. Upon the authorization by you of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

   4. A certificate in definitive form for the Preferred Securities to be purchased by the Underwriters hereunder registered in the name of "Cede & Co.", shall be delivered by or on behalf of the Partnership to the Depository (as defined below) for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by





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certified or official bank check or checks or wire transfer in [New York
Clearing House (next day)] funds. The time, date and location of such delivery and payment shall be 10:00 a.m. New York time, on _________, 1994, or at such other time and date as you and the Partnership or the Guarantor may agree upon in writing at the offices of Reid & Priest, 40 West 57th Street, New York, New York 10019. Such time and date for delivery of the Preferred Securities is herein called the "Time of Delivery." Such certificate will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company (the "Depository"), 55 Water Street, New York, New York 10004.

   At the Time of Delivery, the Guarantor will pay, or cause to be paid, the compensation payable to the Underwriters under Section 2 hereof by certified or official bank check or checks or wire transfer in [New York Clearing House (next day) funds].

   5. In further consideration of the agreements of the Underwriters herein contained, each of the Partnership and the Guarantor jointly and severally covenants as follows:

   (a) As soon as practicable after the date of this agreement, and in any event within the time prescribed by Rule 424 under the Act, to file the Final Supplemented Prospectus with the Commission and to advise you of such filing and to confirm such advice in writing;

   (b) As soon as the Guarantor is advised thereof, to advise you and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus, as from time to time amended or supplemented including any amendment to any of the documents incorporated therein by reference pursuant to Item 12 of Form S-3, or of the issue of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be issued by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible;

   (c) To deliver to the Underwriters, without charge, as soon as practicable on or after the date of this Agreement, and from time to time thereafter during such period of time (not exceeding nine months) after the date of this Agreement as the Underwriters are required by law to deliver a prospectus, as many copies of the Final Supplemented Prospectus (as supplemented or amended if the Guarantor shall have made any supplements or amendments thereto) as you may reasonably request; and, in case any Underwriter is required by law to deliver a prospectus after the expiration of nine months after the date of this Agreement, to furnish to such Underwriter, upon your request, at the expense of





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such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Final Supplemented Prospectus complying with Section 10(a)
(3) of the Act;

   (d) In the case of the Guarantor, during such period of time after the date of this Agreement as the Underwriters are required by law to deliver a prospectus, to file timely all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act;

   (e) For such period of time (not exceeding nine months) after the date of this Agreement as the Underwriters are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Final Supplemented Prospectus (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances when such Final Supplemented Prospectus is delivered to a purchaser, not misleading, forthwith to amend or supplement such Final Supplemented Prospectus by either (i) preparing and furnishing, at its own expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Guarantor by you) to whom Preferred Securities may have been sold by you on behalf of the Underwriters and, upon request, to any other dealers making such request, either amendments to such Final Supplemented Prospectus or supplements thereto, or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act which would supplement or amend such Final Supplemented Prospectus, so that the statements in such Final Supplemented Prospectus as so amended or supplemented will not, in the light of the circumstances when such Final Supplemented Prospectus is delivered to a purchaser, be misleading;

   (f) To use best efforts to qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate within six months after the date of this Agreement and to pay filing fees and disbursements in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and disbursements paid or incurred prior to the date of this Agreement); provided, however, that neither the Partnership nor the Guarantor shall be required to qualify as a foreign partnership or corporation or to file a consent to service of process or to file annual reports or to comply with any requirements deemed by the Guarantor to be unduly burdensome;

   (g) In the case of the Guarantor, to make generally available to its securityholders, as soon as practicable, an earning statement of the Guarantor and its subsidiaries (which need not be audited) covering a period of at least twelve months beginning with the first day of the month immediately following the effective date of the Registration Statement as defined in Rule





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158(c) under the Act, which earning statement shall satisfy the provisions of
Section 11(a) of the Act;

   (h) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date which is after the Time of Delivery on which the distribution of the Securities ceases, as determined by you, and (ii) the date which is 30 days after the Time of Delivery, each of the Partnership and the Guarantor agrees not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any limited partnership interests of the Partnership, or any preferred stock or any other securities of the Partnership or the Guarantor which are substantially similar to the Preferred Securities including the Guarantee, or any securities convertible into or exchangeable for Preferred Securities, limited partnership interests, preferred stock or such substantially similar securities of either the Partnership or the Guarantor, without your prior written consent; and

   (i) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange.

   6. The Partnership and the Guarantor jointly and severally covenant and agree with the several Underwriters that the Partnership and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing, producing or delivering any Agreement Among Underwriters, this Agreement, the Indenture, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) any fees charged by securities rating services for rating the Securities; (iv) any fees and expenses in connection with the listing the Securities on the New York Stock Exchange; (v) the cost of preparing certificates for the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debentures; (vii) the cost and charges of any transfer agent or registrar; (viii) the cost of qualifying the Securities with the Depository; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.


   7. The obligations of the Underwriters hereunder are subject to the accuracy of the warranties and representations of the Partnership and the Guarantor herein contained, at and as of the Time of Delivery, and to the following additional conditions:

   (a) That, at the Time of Delivery, appropriate orders of the Georgia Public Service Commission and of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "SEC Order"), necessary to permit the issue and sale of the Preferred Securities and the issue and delivery of the Debentures and the Guarantee shall be in effect; and that, prior to the Time of Delivery, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission or proceedings therefor initiated or threatened;

   (b) That no amendment or supplement (including the Final Supplemented Prospectus) to the Registration Statement or Prospectus filed subsequent to the date of this agreement (including any filing made by the Guarantor pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Reid & Priest or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in your reasonable judgment, shall materially impair the marketability of the Preferred Securities.

   (c) Reid & Priest, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to: the incorporation of the Guarantor and the formation of the Partnership; insofar as the federal laws of the United States and the laws of the States of New York, Delaware and Georgia are concerned, the validity of the Guarantor Securities; this Agreement; the Preferred Securities; the Indenture; the Registration Statement; the Final Supplemented Prospectus; and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, Reid & Priest may rely upon the opinion of Troutman Sanders delivered pursuant to subsection (d) hereof as to all matters of Georgia law and upon the opinion of Richards, Layton & Finger, P.A. delivered pursuant to subsection (e) hereof as to matters of Delaware law relating to the Partnership, the Preferred Securities and the Partnership Agreement;

   (d) Troutman Sanders, counsel to the Guarantor, shall have furnished to you its written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                            (i) The Partnership has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of the State of Georgia and each other jurisdiction in which the failure so to qualify would have a material adverse effect on the Partnership;

                           (ii) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business as described in the Preliminary Supplemented Prospectus and Final Supplemented Prospectus;

                          (iii) All of the issued general partner interests in the Partnership have been duly and validly authorized and validly issued, are fully paid and nonassessable and are owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims; and the Partnership is not a party to or otherwise bound by any agreement other than this Agreement, the Partnership Agreement and the agreements contemplated by the Final Supplemented Prospectus; and the Preferred Securities conform as to legal matters to the description thereof contained in the Final Supplemented Prospectus;

                           (iv) The Preferred Securities have been validly issued and, subject to the qualifications set forth herein, are fully paid, nonassessable limited partner interests in the Partnership, as to which, assuming that the limited partners of the Partnership who have purchased Preferred Securities (the "Preferred Security Holders"), as limited partners of the Partnership, do not participate in the control of the business of the Partnership, the Preferred Security Holders, as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to
         it); and the Preferred Securities conform as to legal matters to the descriptions thereof in the Final Supplemented Prospectus;

                            (v) The Debentures have been duly authorized, executed, issued and delivered in accordance with the Indenture by the Guarantor and, assuming due authentication thereof by the Trustee under the Indenture, the Debentures constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of the Guarantor's obligations under the Indenture and the Debentures may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general principles of equity; and the Debentures and the Indenture conform as to legal matters to the descriptions thereof in the Final Supplemented Prospectus;

                           (vi) The Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and legally binding instrument of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of Guarantor's obligations under the Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general principles of equity; and the Guarantee conforms as to legal matters to the description thereof in the Final Supplemented Prospectus;

                          (vii) The Partnership Agreement has been duly authorized and constitutes a legal, valid and binding agreement of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, (A) to the effect upon the Partnership Agreement of (1) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (2) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (B) to the fact that no opinion is expressed on the effect upon the Partnership Agreement of applicable law relating to fiduciary duties;

                         (viii) This Agreement has been duly authorized, executed and delivered by each of the Partnership and the Guarantor;

                           (ix) All orders, consents, or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance and sale of the Preferred Securities and the issuance and delivery of the

         Debentures and the Guarantee have been obtained; and no other order, consent or other authorization or approval of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preferred Securities or the issuance and delivery of the Debentures and the Guarantee in accordance with the terms of this Agreement.

                            (x) The issuance and sale by the Partnership of the Preferred Securities, the compliance by the Partnership with all of the provisions of this Agreement, and the consummation by the Partnership of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Partnership is a party or by which the Partnership is bound or to which any of the property of the Partnership is subject, the Certificate of Limited Partnership and the Partnership Agreement, or any statute, order, rule or regulation known to such counsel of any court or any federal or state governmental body having jurisdiction over the Partnership or any of its properties;

                           (xi) Neither the Partnership nor the Guarantor is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                          (xii) (A) The Registration Statement at the time it became effective and the Final Supplemented Prospectus as of ______________ complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and the documents incorporated by reference therein, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the documents incorporated by reference therein; and (B) such counsel has no reason to believe that the Registration Statement as of its effective date (including the documents incorporated by reference therein on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Final Supplemented Prospectus (including the documents incorporated by reference therein) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the documents incorporated by reference therein.

                 In addition, Troutman Sanders shall include advice that it confirms its opinion as set forth under "United States Taxation" in the Final Supplemented Prospectus.

                 The foregoing opinions may be limited to the laws of New York, Delaware and the State of Georgia and federal securities laws. In rendering its opinion, such counsel may rely, as to matters of Delaware law relating to the Partnership, the Preferred Securities and the Partnership Agreement, upon the opinion of Richards, Layton & Finger, P.A., delivered pursuant to subsection (e) hereof, [and as to matters of New York law relating to the Debentures and the Indenture, upon the opinion of Reid & Priest, delivered pursuant to subsection (c) hereof;]

                 (e) Richards, Layton & Finger, P.A., special Delaware counsel to the Partnership and the Guarantor, shall have furnished to you their opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                            (i) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware;

                           (ii) Under the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act, 6 Del. Code Section 17-101, et seq. (the "Delaware Act"), the Partnership has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Final Supplemented Prospectus;

                          (iii)   The general partner interests in the
         Partnership issued to the Guarantor have been duly and validly authorized and are validly issued;

                           (iv) The Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in the Partnership, as to which, assuming that the limited partners of the Partnership who have purchased Preferred Securities (the "Preferred Security Holders"), as limited partners of the Partnership, do not participate in the control of the business of the Partnership, the Preferred Security Holders, as limited partners of the Partnership, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to
         it);

                            (v) There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of the Partnership, take no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of the Partnership, to be deemed to be participating in the control of the business of the Partnership;

                           (vi) The Partnership Agreement constitutes a legal, valid and binding agreement of the Guarantor, and is enforceable against the Guarantor, in accordance with its terms, subject, as to enforcement, (A) to the effect upon the Partnership Agreement of (1) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (2) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (B) to the fact that no opinion is expressed on the effect upon the Partnership Agreement of applicable law relating to fiduciary duties;

                          (vii) Under the Partnership Agreement and the Delaware Act, the Partnership has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, this Agreement;

                         (viii) Under the Partnership Agreement and the Delaware Act, the execution and delivery by the Partnership of this Agreement, and the performance by the Partnership of its obligations hereunder, have been duly authorized by all necessary partnership action on the part of the Partnership;

                           (ix) The issuance and sale by the Partnership of the Preferred Securities pursuant to this Agreement and the execution, delivery and performance by the Partnership of this

         Agreement will not violate (a) any Delaware statute, rule or regulation, (b) the Certificate of Limited Partnership of the Partnership or the Partnership Agreement;

                            (x) No consent, approval, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required solely as a result of the issuance, sale or delivery by the Partnership of the Preferred Securities pursuant to this Agreement, the execution, delivery and performance by the Partnership of this Agreement or the consummation of the transactions contemplated in this Agreement;

                           (xi) Such counsel has reviewed the statements in the Final Supplemented Prospectus under the caption "Georgia Power Capital" and, insofar as it contains statements of Delaware law, such statements are fairly presented; and

                          (xii) Assuming that the Partnership is treated as a partnership for federal income tax purposes, and assuming that the Partnership derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, the Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Partnership, and the Partnership will not be liable for any income tax imposed by the State of Delaware.

                 (f) On the date of this Agreement, Arthur Andersen LLP shall have furnished to you a letter, dated the date of delivery thereof, to the effect set forth in Annex I hereto, and at the Time of Delivery, they shall have furnished to you a letter confirming its letter dated the date of this Agreement and addressing such other matters as you may reasonably request, in form and substance satisfactory to you;

                 (g) Prior to the Time of Delivery, there shall not have been any material adverse change in the business, properties or financial condition of the Guarantor from that set forth in or contemplated by the Final Supplemented Prospectus, and that the Guarantor shall, at the Time of Delivery, have delivered to you a certificate to such effect of an executive officer of the Guarantor. For the purposes of this condition, the sale by the Guarantor of, or its failure to sell, any issue of other securities shall not be deemed to be such a change;

                 (h) On or after the date hereof there shall not have occurred any of the following: (i) trading in securities on the New York Stock Exchange shall have been generally suspended; (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or the New York Stock Exchange; (iii) a general banking moratorium shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in your reasonable judgment, the marketability of the Preferred Securities shall have been impaired;

                 (i) The Preferred Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

                 (j) The Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery, a certificate or certificates of the general partner of the Partnership and a certificate or certificates of officers of the Guarantor, respectively, satisfactory to you as to (i) the accuracy of the representations and warranties of the Partnership and the Guarantor herein at and as of the Time of Delivery, (ii) the performance by each of the Partnership and the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, (iii) the matters set forth in subsections (a) and (g) of this Section and (iv) such other matters as you may reasonably request;

                 (k) A Special Event (as defined in the Final Supplemented Prospectus) shall not have occurred and be continuing; and

                 (l) The Guarantor and the Partnership shall have performed such of their obligations under this Agreement as are to be performed at or prior to Time of Delivery by the terms hereof.

                 8.       (a)     The Partnership and the Guarantor will
jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Partnership nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership or the Guarantor through you expressly for use therein or arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939, as amended, of the Trustee under the Indenture; provided further that this indemnity with respect to a Preliminary Prospectus and the Prospectus, and with respect to the Final Supplemented Prospectus if the Guarantor and the Partnership shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of Preferred Securities to any person if a copy of the final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved;

                 (b) Each Underwriter will indemnify and hold harmless the Partnership and the Guarantor against any losses, claims, damages or liabilities to which the Partnership or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership or the Guarantor by such Underwriter through you expressly for use therein; and will reimburse the Partnership and the Guarantor for any legal or other expenses reasonably incurred by the Partnership or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Each indemnified party agrees that, within 10 days after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnifying party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                 (d) The obligations of the Partnership and the Guarantor under this Section 8 shall be in addition to any liability which the Partnership and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership and the Guarantor and to each person, if any, who controls the Partnership or the Guarantor within the meaning of the Act.

                 9. If any Underwriter shall fail or refuse (whether for some reason sufficient to justify, in accordance with the terms hereof, the termination of its obligations to purchase or otherwise) to purchase the number of Preferred Securities which it has agreed to purchase, the Guarantor shall immediately notify you, and you may, within 24 hours of receipt of such notice, procure some other responsible party or parties satisfactory to the Guarantor, who may include one or more of the remaining Underwriters, to purchase or agree to purchase such number of shares of the Preferred Securities on the terms herein set forth; and, if you shall fail to procure a satisfactory party or parties to purchase or agree to purchase such number of Preferred Securities on such terms within such period after the receipt of such notice, then the Guarantor shall be entitled to an additional period of 24 hours within which to procure another party or parties to purchase or agree to purchase such number of Preferred Securities on the terms herein set forth. In any such case, either you or the Guarantor shall have the right to postpone the Time of Delivery for a period not to exceed five full business days, in order that the necessary changes in the Registration Statement or the Final Supplemented Prospectus and any other documents and arrangements may be effected. If you shall fail to procure a satisfactory party or parties to purchase or agree to purchase such number of Preferred Securities and if the Guarantor also does not procure another party or parties to purchase or agree to purchase such number of Preferred Securities, as above provided, then this Agreement shall terminate. In the event of any such termination, neither the Partnership nor the Guarantor shall be under any liability to any Underwriter, nor shall any Underwriter (other than a Underwriter who shall have failed or refused to purchase Preferred Securities without some reason sufficient to justify, in accordance with the terms hereof, its termination of its obligations hereunder) be under any liability to the Partnership or Guarantor.

                 10. The respective indemnities, agreements, representations, warranties and other statements of the Partnership, the Guarantor, and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Partnership, the Guarantor or any officer or director or controlling person of the Partnership or the Guarantor, and shall survive delivery of and payment for the Preferred Securities.

                 11.      If this Agreement shall be terminated pursuant to
Section 9 hereof, neither the Partnership nor the Guarantor shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, the Preferred Securities are not delivered by or on behalf of the Partnership or the related Guarantor Securities issuable by the Guarantor are not concurrently issued by the Guarantor as provided herein, the Partnership and the Guarantor will reimburse the Underwriters for the reasonable fees and disbursements of Reid & Priest and for the out-of-pocket expenses, in an amount not exceeding a total of $10,000, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities (or Guarantor Securities not so issued), but the Partnership and the Guarantor shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

                 12. In all dealings hereunder, you shall act on behalf of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

                 All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, Telecopy No. (212) 902-3000; and if to the Partnership or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Corporate Secretary with a copy to Southern Company Services, Inc., 64 Perimeter Center East, Atlanta, Georgia 30346, Attention: Corporate Finance Department; provided, however, that any notice to any Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership or the Guarantor upon your request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 13. This Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Partnership and the Guarantor and each person who controls the Partnership and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us __ counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, on the one hand, and the Partnership and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Partnership and the Guarantor for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,


                                        GEORGIA POWER CAPITAL, L.P.


                                        By:__________________________
                                           GEORGIA POWER COMPANY,
                                           as General Partner



                                        GEORGIA POWER COMPANY


                                        By:__________________________
                                           Name:
                                           Title:

Accepted as of the date hereof:


[                            ]


By:__________________________
         Goldman, Sachs & Co.


On behalf of each of the several Underwriters

                                                                      SCHEDULE I

                                                                           Total Number of
                                                                         Preferred Securities
                  Underwriter                                              to be Purchased
                  -----------                                           ---------------------
                  Goldman, Sachs & Co.                           $




                                                                  -----------------
 Total . . . . . . . . . . . . . . . . . . . . . . .             $
                                                                  =================

                                                                         ANNEX I


         Pursuant to Section 7(f) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:

         (i) they are independent public accountants with respect to the Guarantor within the meaning of the Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the related published rules and regulations thereunder; (iii) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely, (a) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Guarantor incorporated in the Prospectus; on the unaudited financial statements of the Guarantor for the latest period subsequent to that covered by the financial statements incorporated by reference in the Prospectus, if any, for which such information is available at the date of the Underwriting Agreement and from which certain unaudited amounts derived therefrom shall be included in the Final Supplemented Prospectus; and on the latest available unaudited financial statements of the Guarantor, if any, as of a date subsequent to those previously described, (b) reading the minute books of the Guarantor and (c) making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP makes no representations as to the sufficiency of such procedures for the several Underwriters' purposes), nothing came to their attention that caused them to believe that:
(A) the unaudited financial statements, if any, incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder, (B) any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed

                                                                         ANNEX I
                                                                          Page 2


Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) set forth in the Prospectus, including such amounts for the latest period subsequent to that covered by the financial statements incorporated by reference in the Prospectus for which such information is available at the date of the Underwriting Agreement, which amounts shall be included in the Final Supplemented Prospectus and such amounts for the latest period subsequent thereto, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts incorporated or included in the Prospectus; (D) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Guarantor or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases (i) which the Prospectus discloses have occurred or may occur, (ii) which are occasioned by the declaration of dividends, (iii) which are occasioned by drawdowns under existing pollution control financing arrangements, (iv) which are occasioned by regularly scheduled payments of capitalized lease obligations, (v) which are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto or (vi) which are disclosed in such letter.